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                                  EXHIBIT 10.30

                     SCHEDULE OF RESTRICTED STOCK AGREEMENTS
                           TYPE A (EXECUTIVE OFFICERS)

The following have executed Restricted Stock Agreements substantially in the form of the agreement attached as Exhibit 10.29 (the "Exhibit") to the Valero Energy Corporation Form 10-K for the year ended December 31, 2003.

Keith D. Booke
Michael S. Ciskowski
William R. Klesse

The following information sets forth the material details in which the Restricted Stock Agreements described in this Schedule differ from the Exhibit.


       name               grant date           number of shares           vesting
-------------------   -------------------    --------------------   --------------------
         Booke                10-29-2003                8,000               1/5 annually

       Ciskowski              10-29-2003                8,000               1/5 annually

        Klesse                10-29-2003               10,000               1/5 annually

        Klesse                12-31-2001               20,000               1/3 annually